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                                            Exhibit 14(b)

                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 2001, on the December 31, 2000 financial statements of the Equity Index Fund of The Pillar Funds, and to all references to our firm included in this Form N-14 Registration Statement.





Philadelphia, PA                                     /s/Arthur Andersen LLP
April 10, 2001